UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 19, 2016

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

PepsiCo Senior Notes Offering.

On February 19, 2016, PepsiCo, Inc. (“PepsiCo”) announced an offering of $400,000,000 of its Floating Rate Notes due 2019 (the “Floating Rate Notes”), $600,000,000 of its 1.500% Senior Notes due 2019 (the “2019 Notes”), $750,000,000 of its 2.850% Senior Notes due 2026 (the “2026 Notes”) and $750,000,000 of its 4.450% Senior Notes due 2046 (the “2046 Notes” and, together with the Floating Rate Notes, 2019 Notes and 2026 Notes, the “Notes”). BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC were joint bookrunners for the offering of the Notes.

The public offering price of the Floating Rate Notes was 100.000% of the principal amount, the public offering price of the 2019 Notes was 99.971% of the principal amount, the public offering price of the 2026 Notes was 99.922% of the principal amount and the public offering price of the 2046 Notes was 105.791% of the principal amount, plus accrued and unpaid interest from October 14, 2015. PepsiCo received net proceeds of approximately $2,530 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo, and not including the amount of accrued interest paid by the purchasers of the 2046 Notes. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper. The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated February 19, 2016 (incorporating the Underwriting Agreement Standard Provisions dated February 19, 2016) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-197640), filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2014. PepsiCo has filed with the SEC a prospectus supplement, dated February 19, 2016, together with the accompanying prospectus, dated July 25, 2014, relating to the offer and sale of the Notes.  The Notes were issued on February 24, 2016 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offering thereof.

Title of Securities:	Floating Rate Notes due 2019	1.500% Senior Notes due 2019	2.850% Senior Notes due 2026	4.450% Senior Notes due 2046 (the “2046 Notes”)
Aggregate principal amount offered:	$400,000,000	$600,000,000	$750,000,000	$750,000,000

Reopening:	—	—	—

The 2046 Notes will constitute a further issuance of, and form a single series, be fully fungible and vote with, PepsiCo’s outstanding $750,000,000 aggregate principal amount of 4.450% Senior Notes due 2046 issued on October 14, 2015. Upon settlement, the total aggregate principal amount of PepsiCo’s 4.450% Senior Notes due 2046 will be $1,500,000,000.

Maturity date	February 22, 2019	February 22, 2019	February 24, 2026	April 14, 2046

Interest payment dates:	Quarterly on each May 22, August 22, November 22 and February 22, commencing on May 22, 2016.	Semi-annually on each February 22 and August 22, commencing on August 22, 2016.	Semi-annually on each February 24 and August 24, commencing on August 24, 2016.	Semi-annually on each April 14 and October 14, commencing on April 14, 2016.

Initial interest rate:	3-month LIBOR plus 59 basis points, determined on the second London banking day prior to February 24, 2016	—	—	—

Coupon:	—	1.500%	2.850%	4.450%

Optional redemption:	—	Prior to February 22, 2019, make-whole call at Treasury rate plus 10 basis points	Prior to November 24, 2025, make-whole call at Treasury rate plus 20 basis points; par call at any time on or after November 24, 2025	Prior to October 14, 2045, make-whole call at Treasury rate plus 25 basis points; par call at any time on or after October 14, 2045

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement and the forms of the Floating Rate Notes, 2019 Notes, 2026 Notes and 2046 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes are incorporated by reference to Exhibit 4.5 hereto. The Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.                                                                                        Financial Statements and Exhibits.

(d)  Exhibits

1.1                               Terms Agreement dated February 19, 2016 (incorporating the Underwriting Agreement Standard Provisions dated February 19, 2016) among PepsiCo and BNP Paribas Securities Corp., J.P. Morgan Securities LLC and

                                                Morgan Stanley & Co. LLC as representatives of the several underwriters named therein.

4.1                               Form of Floating Rate Notes due 2019.

4.2                               Form of 1.500% Senior Notes due 2019.

4.3                               Form of 2.850% Senior Notes due 2026.

4.4                               Form of 4.450% Senior Notes due 2046.

4.5                               Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1                               Opinion of Davis Polk & Wardwell LLP.

5.2                               Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1                        Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2                        Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2016	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1

Terms Agreement dated February 19, 2016 (incorporating the Underwriting Agreement Standard Provisions dated February 19, 2016) among PepsiCo and BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2019.

4.2	Form of 1.500% Senior Notes due 2019.

4.3	Form of 2.850% Senior Notes due 2026.

4.4	Form of 4.450% Senior Notes due 2046.

4.5

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).